NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES I

SUPPLEMENT DATED May 16, 2001

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement supercedes any previous supplements.

On May 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and American General Distributors, Inc., respectively the investment adviser and underwriter to North American Funds Variable Product Series I, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations, and is the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

Other Prospectus Changes:

Page 19, International Government Bond Fund, Investment Strategy:

Effective June 1, 2001, certain policies of the International Government Bond Fund will be modified to permit investments in below investment grade domestic and foreign fixed-income debt securities as well as eurodollar obligations. The Fund will invest at least 70% of its assets in investment grade debt securities. The Fund may invest up to 30% of its assets in below investment grade securities. At least 65% of the Fund securities purchased must be government issued, sponsored, or guaranteed. Additionally, the Fund will increase its ability to hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes.

The Fund benchmark has changed to a blend of 70% JP Morgan Global Bond Index Plus and 30% JP Morgan Emerging Markets Bond Index Plus. The Fund will use this blend of indexes as a guide for choosing countries in which to invest. The Fund may invest in securities in other countries, provided that the securities are payable in currencies included in the blended benchmark.

Risk of lower rated fixed-income securities: A portion of the Fund's investments may be in high yielding, high risk fixed-income securities that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investment in lower rated fixed-income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed-income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Page 51, Wellington Management Company:

Replace the second paragraph under Wellington Management with the following: Matthew E. Megargel, Senior Vice President of Wellington Management, is a chartered financial analyst who serves as the portfolio manager for several funds, including the North American Core Equity Fund and a similar retail mutual fund, the North American Funds Growth & Income Fund. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Page 53, Founders Asset Management, LLC:

Insert "approximately" before 50%, as Founders manages approximately 50% of the North American - Founders/T. Rowe Price Small Cap Fund.

VA 9017-B